Additive Fabrication For Every Use

•Thank you for your Passion
•Thank you for your Patience
•Thank you for your Pioneering
•Thank you for your Participation
•Thank you for your Perseverance
•Thank you for your Progress
•Thank you for your Partnership
Welcome

World Conference Advisory Board
Dr. Volker Griessbach - VGK
Gideon (Gidi) Levy - FHS St.
Gallen
Soeren Griessbach - VGK
David Leigh - Harvest
Technologies
Dr. Dennis Merrell - York Tech
College
Scott Turner - Scicon
Technologies
Rob Connelly - FineLine
Prototyping

World Conference Overview
• 400 Participants
• 35 Countries represented
• 20 Exhibitors
• 50 Presentations
• 18 Hands-on Training Sessions
• 7 New product introductions
• 5 Technology announcements

3D Systems Overview
4 technologies
450 patents
20 systems
20 materials
360 employees
190 field personnel
53 countries
$14M R&D spend
$0 debt except
mortgages
25%+ insider stock
 ownership
4500+ installs
(Cumm)
6+M parts / ann

• Lack of Liquidity
• Global de-leveraging
• Frozen credit markets
• Global and interdependent
• Not “Normal Crisis” will take time
• Unprecedented government intervention
• Significant risk to GDP growth
• Potential for greater regulatory reforms
Challenging Economic Times

New Products Deliver Monetized Value
Reduce
Design cost
Manufacturing cost
Cost of goods
Profitability
Market Share

State of Additive Fabrication
Additive Fabrication technology has brought significant
innovation to the product development process.
The technology is also increasingly being used to build
production parts,
enabling new methods of manufacturing.
The technology remains at a relatively early stage of adoption.
The availability of newer functional materials and equipment at new price points is encouraging the use
of rapid prototyping technology in a broader range of
applications.

Additive Fabrication Applications
• Concept Modeling
• Rapid Prototyping
• Rapid Tooling
• Rapid Manufacturing
• Visual aids
• Presentation models
• Functional models
• Fit and assembly
• Patterns for RP tooling
• Patterns metal castings
• Jigs and fixtures
• End-use parts
Source: 3D Systems

Barriers To Increased Adoption

Our
 Approach
• Bewildering number
 of technologies
• Relatively Complex
 systems
• Requiring expert
 installation
• Limited materials
 range
• Significant pre and
 post processing
• Total cost of
 ownership
• Push button systems with
 end-to-end connectivity
• Broader optimized and
 integrated materials
 selection
• Clear choices for all
 addressable applications
• Elimination of post
 processing
• Simple to install into any
 workplace environment
• Broader choice of price and
 performance

• Ultra smooth surface finishes
 without sacrificing speed
• Fine feature details
• Outstanding accuracy rivaling CNC
 machining
• Broad range of integrated
 materials
• Wide range of build configurations
• Integrated materials management
 system
• Easy to operate and maintain
Redefining High Definition

 Unmatched Part Quality
• Exceptional sidewall
 quality
• Unprecedented surface
 smoothness
• Remarkable feature
 resolution
• Best-in-class edge
 definition
• Tolerances that rival the
 accuracy of CNC-
 machined plastic parts

Flexible Factory-CNC Precision
138.4 (138.5)

• Desk top or floor installed
• Network-enabled to support
 multiple designers
• Plug and play installation
• Turn any 3D CAD file into a
 part with just a few mouse
 clicks
• Remote diagnostics
• Fast and easy support
 removal
• Easy, intuitive loading of
 Model and Support materials

Manufacturing Performance
• Single-large-piece
 construction or high volume
 smaller parts production
• durable and/or castable
 materials
• Tighter surface tolerances
• Hand-finishing errors
 eliminated
• Tolerance improvement over
 sectioned patterns
• Improved part-to-part
 consistency

Investment Casting Tools
• Patented single-pass
 printhead for maximum
 throughput
• Quickly & easily produce
 small-to-large precision
 patterns
• Typical accuracy or 0.001-
 0.002 inches per inch part
 dimension (0.001-0.002mm
 per mm part dimension)
• Full platform builds at 5mm
 per hour in Z (0.2 inches)
• Part stacking and automatic
 material cartridge
 advancement for long
 unattended runs

Dental Production Solutions

Broadest Materials Portfolio

Benefits:
• Flexible upgradeable
 configurations
• Most accurate parts on the
 market today
• Delivers consistently reliable
 and fast output
• Ready-to-use economical
 precision parts
• Improved yields and built-in
 QC
• Easy to operate and
 maintain
Unmatched Solutions Portfolio
Prototype-to-Production
Features:
• Widest range of build sizes
 on the market today
• State-of-the-art imaging,
 scanning and jetting Imager
 technology
• High-quality surface finish
 without post processing
• Integrated materials
 management
• Simple yet sophisticated
 operator interfaces

Unmatched Solutions Portfolio
Prototype-to-Production

Get Your Pro Parts Today

World Conference Overview

Visit 3D World Exhibit
3D World Exhibit
And Discovery Pavilion
open from 8-5

Thank You!